Exhibit 99.1

Flotek Industries 10603 W Sam Houston Pkwy N, Suite 300 Houston, TX 77064 Ph: 713-849-9911 www.flotekind.com

FOR IMMEDIATE RELEASE
CONTACT: Investor & Media Relations
(713) 726-5376
IR@flotekind.com

FLOTEK INDUSTRIES, INC. ANNOUNCES APPOINTMENT OF CARLA SCHULZ HARDY TO BOARD OF DIRECTORS, RETIREMENT OF DICK WILSON FROM BOARD OF DIRECTORS AND RESULTS OF ANNUAL STOCKHOLDERS’ MEETING

HOUSTON May 21, 2013 -- Flotek Industries, Inc. (NYSE:FTK - News) ("Flotek" or the "Company") today announced that the Board of Directors unanimously elected Carla Schulz Hardy to the Company’s Board of Directors.
Ms. Hardy, 47, a member of the founding family of Florida Chemical Company, Inc., served as Chairman of the Board of Florida Chemical Company, Inc. Founded by Ms. Hardy's father more than 70 years ago, Florida Chemical – now a wholly-owned subsidiary of Flotek – is the largest processor of citrus oils in the world, producing citrus terpines, including d-Limonene, and Flavor and Fragrance compounds. Ms. Hardy's active participation as a shareholder and board chairman since 2006 reflects her strong interest in the industry and markets served by Florida Chemical. Ms. Hardy has been a champion for the renewable and sustainable value of citrus oils in their many commercial applications.

While serving as Chair of Florida Chemical, Ms. Hardy was a leader in the evolution of the company from a family-run business to an international specialty citrus-focused chemical company with a professional and collaborative governance structure. Ms. Hardy was instrumental in the merger of Florida Chemical into Flotek, creating the leading international bio-based specialty chemical company focused on renewable and sustainable chemistry for applications across multiple industries, including energy, industrials and consumer products.

A graduate of University of Central Florida, Hardy, her husband and three children reside in Orlando and are active members of the Central Florida community. Hardy is a volunteer with Grace Medical Home Inc., a not-for-profit medical practice serving working uninsured individuals in Orange County, Florida, as well as a long standing volunteer working with teenagers at First Presbyterian Church Orlando.

“We are delighted to welcome Carla to the Flotek Board of Directors and look forward to her unique perspectives on our business,” said John Chisholm, Chairman, President and Chief Executive Officer of Flotek. “From her position as a primary shareholder of Florida Chemical and as Chairman of the board of a major private company, her experience and viewpoints will bring a sense of energy and diversity to our governance process. We look forward to her expertise and input as we build our combined companies into an environmental technology leader in the energy, industrial and consumer staples arenas.”

Exhibit 99.1

Flotek Industries, Inc. Media Advisory: Hardy Appointed to Board; Wilson Retires; Annual Meeting Results For Immediate Release - May 10, 2013

“I am honored to have been selected to serve as a director of Flotek and look forward to working diligently to provide leadership as a new voice on the board,” said Ms. Hardy. “All members of the Florida Chemical team are excited about this opportunity and believe that the combination of the two companies creates a plethora of new opportunities for Flotek stakeholders. I am truly excited about the value creation opportunities as a result of Flotek’s acquisition of Florida Chemical and being a part of that process.”

In addition, the Company announced that, effective at the annual meeting on May 17, 2013, Richard O. Wilson has retired as a member of the Board of Directors. Mr. Wilson was initially appointed to the Board in 2003.

“On behalf of the entire Flotek family I take this opportunity to thank Dick for his dedication to and leadership of our company,” said John Chisholm. “Dick’s serviced spanned more than a decade – at times a very trying decade – and his wisdom, counsel and unwavering loyalty served as a bright beacon of reason during an otherwise cloudy period at Flotek. As both a director-colleague as well as a close personal friend, Dick’s steady advice and demeanor have provided strength during my tenure at Flotek. His thoughtfulness, professionalism and care will be deeply missed.”

Annual Meeting Results
As filed on Form 8-K with the U.S. Securities and Exchange Commission this morning, Flotek held its Annual Shareholder Meeting on May 17, 2013.

At the meeting the following directors were elected to serve a one-year term as Directors of the Company: John W. Chisholm, L. Melvin Cooper, Kenneth T. Hern, L.V. “Bud” McGuire and John S. Reiland.

Shareholders also approved, on an advisory basis, the compensation of the Company’s named executive officers and determined that such advisory votes should be held on an annual basis.

Shareholders also approved the appointment of Hein & Associates LLP as the Company’s independent auditors for the fiscal year ending December 31, 2013.

On a resolution approved unanimously by the Board of Directors, the Company withdrew the proposal to amend the Flotek Industries, Inc. 2010 Long-Term Incentive Plan which was included in the proxy statement. As a result, no vote was taken.

A complete recap of the votes can be found in the Form 8-K filed with the U.S. Securities and Exchange Commission.

About Flotek Industries, Inc.
Flotek is a global developer and distributor of innovative specialty chemicals and down-hole drilling and production equipment. Flotek manages automated bulk material handling, loading and blending facilities. It serves major and independent companies in the domestic and international oilfield service industry. Flotek Industries, Inc. is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol "FTK"
For additional information, please visit Flotek's web site at www.flotekind.com.

Exhibit 99.1

Flotek Industries, Inc. Media Advisory: Hardy Appointed to Board; Wilson Retires; Annual Meeting Results For Immediate Release - May 10, 2013

Forward-Looking Statements
Certain statements set forth in this Press Release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.'s business, financial condition, results of operations and prospects. Words such as expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this Press Release.
Although forward-looking statements in this Press Release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Factors that could cause or contribute to such differences in results and outcomes include, but are not limited to, demand for oil and natural gas drilling services in the areas and markets in which the Company operates, competition, obsolescence of products and services, the Company's ability to obtain financing to support its operations, environmental and other casualty risks, and the impact of government regulation.
Further information about the risks and uncertainties that may impact the Company are set forth in the Company's most recent filing on Form 10-K (including without limitation in the "Risk Factors" Section), and in the Company's other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this Press Release. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this Press Release.